Shareholders' equity and share-based payments	12 Months Ended
Dec. 31, 2020
Shareholders' equity and share-based payments
Shareholders' equity and share-based payments

NOTE 9 Shareholders’ equity and share-based payments

9.1 Shareholders’ equity

Number of TOTAL shares and rights attached

As of December 31, 2020, the share capital of TOTAL SE amounts to €6,632,810,062.50, divided into 2,653,124,025 shares, with a par value of €2.50. There is only one category of shares. The shares may be held in either registered or bearer form.

The authorized share capital amounts to 3,668,371,962 shares as of December 31, 2020 compared to 3,593,399,547 shares as of December 31, 2019 and 3,669,077,772 shares as of December 31, 2018.

A double voting right is assigned to shares that are fully-paid and held in registered form in the name of the same shareholder for at least two years, with due consideration for the total portion of the share capital represented. A double voting right is also assigned, in the event of an increase in share capital by incorporation of reserves, profits or premiums, to registered shares granted for free to a shareholder due to shares already held that are entitled to this right.

Pursuant to the Company's bylaws (Statutes), no shareholder may cast a vote at a Shareholders' Meeting, either by himself or through an agent, representing more than 10% of the total voting rights for the Company's shares. This limit applies to the aggregated amount of voting rights held directly, indirectly or through voting proxies. However, in the case of double voting rights, this limit may be extended up to 20%  of the total voting rights for the Company's shares.

These restrictions no longer apply if any individual or entity, acting alone or in concert, acquires at least two-thirds of the total share capital of the Company, directly or indirectly, following a public tender offer for all of the Company’s shares.

Share cancellation

The Board of Directors, pursuant to the authorization granted by the Extraordinary Shareholders’ Meeting on May 26, 2017, in the thirteenth resolution to reduce, on one or more occasions, the Company’s share capital by cancelling shares, in accordance with the provisions of Articles L. 225-209 and L. 225-213 of the French Commercial Code, has proceeded with the following cancellation of TOTAL shares:

					Percentage
		Number of shares	Buybacks for the purpose of		of the share
Fiscal	Board of Directors’	bought back and	cancellation of the	the shareholder	capital
year	decision date	cancelled	dilution(a)	return policy(b)	cancelled(c)
2020			n/a(d)
2019	December 11, 2019	65,109,435 shares bought back between October 29, 2018 and September 9, 2019	34,860,133 shares issued as payment for the 1st, 2nd and 3rd 2018 interim dividends	30,249,302 shares	2.44%
2018	December 12, 2018	44,590,699 shares bought back between February 9 and October 11, 2018	28,445,840 shares issued as payment for the 2nd and 3rd interim dividends as well as for the final 2017 dividends	16,144,859 shares	1.66%
(a)	Cancellation of the dilution for the shares issued, without discount, for the scrip dividend.
(b)	Within the framework of the $5 billion share buyback program over the 2018-2020 period. On March 23, 2020, in the context of the COVID-19 pandemic and the fall in the oil prices, TOTAL SE announced the suspension of its buyback programme. The Company had previously announced a $2 billion share buyback target for 2020 in a 60 $/b environment and has bought back $554 million.
(c)	Percentage of the share capital that the cancelled shares represented on the operations’ date.
(d)	TOTAL SE did not cancel any shares in the fiscal year 2020.

Variation of the number of shares composing the share capital

As of December 31, 2017 (a)		2,528,989,616
	2018 Capital increase reserved for employees	9,354,889
	Capital increase as payment of the scrip dividend (second, third interim and final 2017 dividend, as well as the first 2018 interim dividend)	47,229,037
	Exercise of TOTAL share subscription options	2,096,571
	Capital increase in consideration for the acquisition of Maersk Olie og Gas A/S	97,522,593
	Capital reduction by cancellation of treasury shares	(44,590,699)
As of December 31, 2018(b)		2,640,602,007
	2019 Capital increase reserved for employees	10,047,337
	Capital increase as payment of the scrip dividend (second and third 2018 interim dividend)	16,076,936
	Exercise of TOTAL share subscription options	264,230
	Capital reduction by cancellation of treasury shares	(65,109,435)
As of December 31, 2019(c)		2,601,881,075
	Deferred contribution pursuant to the 2015 capital increase reserved for employees	18,879
	2020 Capital increase reserved for employees	13,160,383
	Capital increase as payment of the scrip dividend (final 2019 dividend)	38,063,688
AS OF DECEMBER 31, 2020 (d)		2,653,124,025
(a)	Including 8,376,756 treasury shares deducted from consolidated shareholders’ equity.
(b)	Including 32,473,281 treasury shares deducted from consolidated shareholders’ equity.
(c)	Including 15,474,234 treasury shares deducted from consolidated shareholders’ equity.

(d)Including 24,392,703 treasury shares deducted from consolidated shareholders’ equity.

Capital increase reserved for Group employees

The Extraordinary General Meeting (“EGM”) of May 29, 2020, in its twentieth resolution, granted the authority to the Board of Directors to carry out, a capital increase, in one or more occasions within a maximum period of twenty-six months, reserved to members (employees and retirees) of a company or group savings plan of the Company (“ESOP”).

In fiscal year 2020, the Board of Directors of September 16, 2020, by virtue of the twentieth resolution above-mentioned, decided to proceed with a capital increase reserved for Group employees and retirees within the limit of 18 million shares with immediate dividend rights. On this occasion, the Board of Directors has granted all powers to the Chairman and Chief Executive Officer to determine the opening and closing dates of the subscription period and the subscription price. This capital increase is expected to be completed after the General Meeting of May 28, 2021.

During the fiscal years 2018, 2019 and 2020, the Company completed the following ESOP, which terms are set out below:

Fiscal year	2020	2019	2018
Date of the ESOP	June 11, 2020	June 6, 2019	May 3, 2018
By virtue of	18th resolution of the EGM of June 1, 2018	18th resolution of the EGM of June 1, 2018	23rd resolution of the EGM of May 24, 2016
Subscriptions
Number of shares subscribed	12,952,925	9,845,111	9,174,817
Subscription price	26.20 euros	40.10 euros	37.20 euros
Free shares
Number of shares granted	207,458	202,226	180,072
By virtue of	19th resolution of the EGM of June 1, 2018	19th resolution of the EGM of June 1, 2018	24th resolution of the EGM of June 24, 2016
Deferred contribution
Number of shares granted	1,380	5,932	6,784
Number of beneficiaries	276	1,187	1,360
End of the acquisition period	June 11, 2025	June 6, 2024	May 3, 2023

Treasury shares

Accounting principles

Treasury shares held by TOTAL SE or by its subsidiaries are deducted from consolidated shareholders’ equity. Gains or losses on sales of treasury shares are excluded from the determination of net income and are recognized in shareholders’ equity.

TOTAL shares held by TOTAL SE

As of December 31,	2020	2019	2018
Number of treasury shares held by TOTAL SE	24,392,703	15,474,234	32,473,281
Percentage of share capital	0.92%	0.59%	1.23%
Of which shares acquired with the intention to cancel them	23,284,409	11,051,144	27,360,278
Of which shares allocated to TOTAL share performance plans for Group employees	1,055,446	4,357,324	5,044,817
Of which shares intended to be allocated to new share performance or purchase options plans	52,848	65,766	68,186

Paid-in surplus

In accordance with French law, the paid-in surplus corresponds to premiums related to shares issuances, contributions or mergers of the parent company which can be capitalized or used to offset losses if the legal reserve has reached its minimum required level. The amount of the paid-in surplus may also be distributed subject to taxation except when it qualifies as a refund of shareholder contributions.

As of December 31, 2020, paid-in surplus relating to TOTAL SE amounted to €36,722 million (€35,415 million as of December 31, 2019 and €37,276 million as of December 31, 2018).

Reserves

Under French law, 5% of net income must be transferred to the legal reserve until the legal reserve reaches 10% of the nominal value of the share capital. This reserve cannot be distributed to the shareholders other than upon liquidation but can be used to offset losses.

If wholly distributed, the unrestricted reserves of the parent company would be taxed for an approximate amount of $492 million as of December 31, 2020 ($575 million as of December 31, 2019 and $607 million as of December 31, 2018) due to additional corporation tax applied on regulatory reserves so that they become distributable.

Earnings per share

Accounting principles

Earnings per share is calculated by dividing net income (Group share) by the weighted-average number of common shares outstanding during the period, excluding TOTAL shares held by TOTAL SE (Treasury shares) which are deducted from consolidated shareholders’ equity.

Diluted earnings per share is calculated by dividing net income (Group share) by the fully-diluted weighted-average number of common shares outstanding during the period. Treasury shares held by the parent company, TOTAL SE are deducted from consolidated shareholders’ equity. These shares are not considered outstanding for purposes of this calculation which also takes into account the dilutive effect of share subscription or purchase options plans, share grants and capital increases with a subscription period closing after the end of the fiscal year.

The weighted-average number of fully-diluted shares is calculated in accordance with the treasury stock method provided for by IAS 33. The proceeds, which would be recovered in the event of an exercise of rights related to dilutive instruments, are presumed to be a share buyback at the average market price over the period. The number of shares thereby obtained leads to a reduction in the total number of shares that would result from the exercise of rights.

In compliance with IAS 33, earnings per share and diluted earnings per share are based on the net income after deduction of the remuneration due to the holders of deeply subordinated notes.

The variation of both weighted-average number of shares and weighted-average number of diluted shares respectively, as of December 31, respectively used in the calculation of earnings per share and fully-diluted earnings per share is detailed as follows:

	2020	2019	2018
Number of shares as of January 1,	2,601,881,075	2,640,602,007	2,528,989,616
TOTAL shares held by TOTAL SE or by its subsidiaries and deducted from shareholders' equity	(15,474,234)	(32,473,281)	(8,376,756)
Evolution of the number of shares during the financial year (pro-rated)
Exercise of TOTAL share subscription options	—	157,153	1,351,465
Final grant of TOTAL performance shares	2,154,064	2,140,576	2,039,729
Capital increase reserved for employees	7,689,476	5,860,947	6,236,593
Capital increase as payment of the scrip dividend	17,445,857	12,360,894	26,352,572
Capital increase in consideration for the acquisition of Maersk Olie og Gas A/S	—	—	81,268,828
Buyback of TOTAL treasury shares including:	(11,669,489)	(27,026,481)	(30,405,112)
Shares repurchased in during the fiscal year to cancel the dilution caused by the scrip dividend payment and within the framework of the share buyback program	(10,666,710)	(24,818,443)	(30,102,242)
Shares repurchased in during the fiscal year to cover for the performance share plans	(1,002,779)	(2,208,038)	(302,870)
WEIGHTED-AVERAGE NUMBER OF SHARES	2,602,026,749	2,601,621,815	2,607,456,934
Dilutive effect
Grant of TOTAL share subscription or purchase options	—	33,636	296,830
Grant of TOTAL performance shares	—	14,593,030	13,794,896
Capital increase reserved for employees(a)	—	1,759,407	2,167,784
WEIGHTED-AVERAGE NUMBER OF DILUTED SHARES AS OF DECEMBER 31,(b)	2,602,026,749	2,618,007,888	2,623,716,444

(a)    Including the capital increase in consideration to the deferred contribution pursuant to the capital increase reserved for employees.

(b)    In 2020, the effect generated by the grant of TOTAL performance shares and by the capital increase reserved for employees (19,007,836 shares) is anti-dilutive. In accordance with IAS 33, the weighted-average number of diluted shares is therefore equal to the weighted-average number of shares.

Earnings per share in euros

The earnings per share in euros, converted from the earnings per share in dollars, by using the average exchange rate euro/dollar, is €(2.54) per share for 2020 closing (€3.75 for 2019 closing). The fully-diluted earnings per share calculated by using the same method is €(2.54) per share for 2020 closing (€3.72 for 2019 closing).

Dividend

The Board of Directors, on February 8, 2021, after approving the financial statements for the 2020 fiscal year, decided to propose to the Shareholders’ Meeting on May 28, 2021 the payment of a €2.64 dividend per share for the fiscal year 2020. Subject to the Shareholders’ decision, considering the first three interim dividends already decided by the Board of Directors, the final dividend for the fiscal year 2020 will be €0.66 per share.

2020 Dividend	First interim	Second interim	Third interim	Final
Amount	€0.66	€0.66	€0.66	€0.66
Set date	May 4, 2020	July 29, 2020	October 29, 2020	May 28, 2021
Ex-dividend date	September 25, 2020	January 4, 2021	March 25, 2021	June 24, 2021
Payment date	October 2, 2020	January 11, 2021	April 1, 2021	July 1, 2021

Issuances of perpetual subordinated notes

On 25 January 2021, TOTAL SE issued two tranches of perpetual subordinated notes in euro:

-	Deeply subordinated notes 1.625% perpetual maturity callable after 7 years (€1,500 million); and
-	Deeply subordinated notes 2.125% perpetual maturity callable after 12 years (€1,500 million).

In 2020, TOTAL SE issued perpetual subordinated notes in euro:

-	Deeply subordinated notes 2.000% perpetual maturity callable after 10 years (€1,000 million).

In parallel with this issuance, TOTAL SE partially tendered perpetual 2.250% subordinated notes issued in 2015 (of which the outstanding nominal amount before the operation was €1,000 million following a first partial tender executed in April 2019) for an amount of €703 million. Following this transaction, the new nominal amount of the tendered tranche was €297 million and the Group’s total outstanding amount of perpetual subordinated notes rose temporarily by €297 million. This residual amount was fully repaid in February 2021 on its first call date.

In 2019, TOTAL SE issued perpetual subordinated notes in euro:

-Deeply subordinated notes 1.750% perpetual maturity callable after 5 years (€1,500 million).

In parallel with this issuance, TOTAL SE partially tendered perpetual 2.250% subordinated notes issued in 2015 for an amount of €1,500 million. Following this transaction, the new nominal amount of the tranche tendered was €1,000 million and the Group’s total outstanding amount of perpetual subordinated notes remained unchanged.

In 2018 and 2017, TOTAL SE did not issue any perpetual subordinated notes.

In 2016, TOTAL SE issued three tranches of perpetual subordinated notes in euro:

-	Deeply subordinated notes 3.875% perpetual maturity callable after 6 years (€1,750 million);
-	Deeply subordinated notes 2.708% perpetual maturity callable after 6.6 years (€1,000 million); and
-	Deeply subordinated notes 3.369% perpetual maturity callable after 10 years (€1,500 million).

In 2015, TOTAL SE issued two tranches of perpetual subordinated notes in euro:

-	Deeply subordinated notes 2.250% perpetual maturity callable after 6 years (€2,500 million); and
-	Deeply subordinated notes 2.625% perpetual maturity callable after 10 years (€2,500 million).

Based on their characteristics (mainly no mandatory repayment and no obligation to pay a coupon except under certain circumstances specified into the documentation of the notes) and in compliance with IAS 32 standard – Financial instruments - Presentation, these notes were recorded in equity.

As of December 31, 2020, the amount of perpetual deeply subordinated notes booked in the Group shareholders' equity is $10,667 million. The coupons attributable to the holders of these securities are recognized as a deduction from the Group shareholders' equity for an amount of $308 million for fiscal year 2020 closing. The tax saving due to these coupons is booked in the statement of income.

Other comprehensive income

Detail of other comprehensive income showing both items potentially reclassifiable and those not potentially reclassifiable from equity to net income is presented in the table below:

For the year ended December 31,
(M$)	2020	2019	2018
Actuarial gains and losses	(212)	(192)	(12)
Change in fair value of investments in equity instruments	533	142	—
Tax effect	65	53	13
Currency translation adjustment generated by the parent company	7,541	(1,533)	(4,022)
Sub-total items not potentially reclassifiable to profit & loss	7,927	(1,530)	(4,021)
Currency translation adjustment	(4,645)	740	1,113
– Unrealized gain/(loss) of the period	(4,607)	800	1,238
– Less gain/(loss) included in net income	38	60	125
Cash flow hedge	(313)	(599)	25
– Unrealized gain/(loss) of the period	(175)	(552)	(94)
– Less gain/(loss) included in net income	138	47	(119)
Variation of foreign currency basis spread	28	1	(80)
– Unrealized gain/(loss) of the period	(22)	(57)	(80)
– Less gain/(loss) included in net income	(50)	(58)	—
Share of other comprehensive income of equity affiliates, net amount	(1,831)	408	(540)
– Unrealized gain/(loss) of the period	(1,841)	421	(495)
– Less gain/(loss) included in net income	(10)	13	45
Other	(8)	(3)	(5)
Tax effect	72	202	14
Sub-total items potentially reclassifiable to profit & loss	(6,697)	749	527
TOTAL OTHER COMPREHENSIVE INCOME, NET AMOUNT	1,230	(781)	(3,494)

The currency translation adjustment by currency is detailed in the following table:

As of December 31, 2020			Pound		Other
(M$)	Total	Euro	sterling	Ruble	currencies
Currency translation adjustment generated by the parent company	7,541	7,541	—	—	—
Currency translation adjustment	(4,645)	(4,668)	115	(12)	(80)
Currency translation adjustment of equity affiliates	(1,657)	(851)	(11)	(886)	91
TOTAL CURRENCY TRANSLATION ADJUSTMENT RECOGNIZED IN COMPREHENSIVE INCOME	1,239	2,022	104	(898)	11

As of December 31, 2019			Pound		Other
(M$)	Total	Euro	sterling	Ruble	currencies
Currency translation adjustment generated by the parent company	(1,533)	(1,533)	—	—	—
Currency translation adjustment	740	636	138	7	(41)
Currency translation adjustment of equity affiliates	607	149	(7)	530	(65)
TOTAL CURRENCY TRANSLATION ADJUSTMENT RECOGNIZED IN COMPREHENSIVE INCOME	(186)	(748)	131	537	(106)

As of December 31, 2018			Pound		Other
(M$)	Total	Euro	sterling	Ruble	currencies
Currency translation adjustment generated by the parent company	(4,022)	(4,022)	—	—	—
Currency translation adjustment	1,113	1,883	(431)	(10)	(329)
Currency translation adjustment of equity affiliates	(564)	343	14	(805)	(116)
TOTAL CURRENCY TRANSLATION ADJUSTMENT RECOGNIZED IN COMPREHENSIVE INCOME	(3,473)	(1,796)	(417)	(815)	(445)

Tax effects relating to each component of other comprehensive income are as follows:

	2020			2019			2018
For the year ended December 31,	Pre-tax	Tax	Net	Pre-tax	Tax	Net	Pre-tax	Tax	Net
(M$)	amount	effect	amount	amount	effect	amount	amount	effect	amount
Actuarial gains and losses	(212)	47	(165)	(192)	55	(137)	(12)	13	1
Change in fair value of investments in equity instruments	533	18	551	142	(2)	140	—	—	—
Currency translation adjustment generated by the parent company	7,541	-	7,541	(1,533)	—	(1,533)	(4,022)	—	(4,022)
Sub-total items not potentially reclassifiable to profit & loss	7,862	65	7,927	(1,583)	53	(1,530)	(4,034)	13	(4,021)
Currency translation adjustment	(4,645)	-	(4,645)	740	—	740	1,113	—	1,113
Cash flow hedge	(313)	79	(234)	(599)	202	(397)	25	(6)	19
Variation of foreign currency basis spread	28	(7)	21	1	—	1	(80)	20	(60)
Share of other comprehensive income of equity affiliates, net amount	(1,831)	-	(1,831)	408	—	408	(540)	—	(540)
Other	(8)	-	(8)	(3)	—	(3)	(5)	—	(5)
Sub-total items potentially reclassifiable to profit & loss	(6,769)	72	(6,697)	547	202	749	513	14	527
TOTAL OTHER COMPREHENSIVE INCOME	1,093	137	1,230	(1,036)	255	(781)	(3,521)	27	(3,494)

Non-controlling interests

As of December 31, 2020, no subsidiary has non-controlling interests that would be material to the Group financial statements.

9.2 Share-based payments

Accounting principles

TOTAL SE may grant employees share subscription or purchase options  plans, restricted share plans and offer its employees the opportunity to subscribe to reserved capital increases. These employee benefits are recognized as expenses with a corresponding credit to shareholders’ equity.

The expense is equal to the fair value of the instruments granted. The expense is recognized on a straight-line basis over the period in which the advantages are acquired.

The fair value of the options is calculated using the Black-Scholes model at the grant date.

For restricted share plans, the fair value is calculated using the market price at the grant date after deducting the expected distribution rate during the vesting period. The global cost is reduced to take into account the non-transferability over a 2-year holding period of the shares that could be awarded.

The number of allocated equity instruments can be revised during the vesting period in cases of non-compliance with performance conditions, with the exception of those related to the market, or according to the rate of turnover of the beneficiaries.

The cost of employee-reserved capital increases is immediately expensed.

The cost of the capital increase reserved for employees consists of the cost related to the discount on the shares subscribed using the classic and/or the leveraged schemes, the cost of the free shares and the opportunity gain for the shares subscribed using the leveraged scheme, as applicable. This opportunity gain corresponds to the benefit of subscribing to the leveraged offer, rather than reproducing the same economic profile through the purchase of options in the market for individual investors.

The global cost is reduced to take into account the non-transferability of the shares that are subscribed by the employees over a period of five years.

A.  TOTAL share subscription or purchase option plans

					Weighted
					average
	2010 Plan	2011 Plan		Total	exercise price
Date of the shareholders’ meeting	5/21/2010	5/21/2010
Award date (a)	9/14/2010	9/14/2011
Strike price	38.20	€33.00	€
Expiry date	9/14/2018	9/14/2019
Number of options
Existing options as of January 1, 2018	1,950,372	490,568		2,440,940	37.15	€
Granted	—	—		—	—
Cancelled(b)	(79,139)	—		(79,139)	38.20	€
Exercised	(1,871,233)	(225,338)		(2,096,571)	37.64	€
Existing options as of January 1, 2019	—	265,230		265,230	33.00	€
Granted	—	—		—	—
Cancelled(b)	—	(1,000)		(1,000)	33.00	€
Exercised	—	(264,230)		(264,230)	33.00	€
Existing options as of January 1, 2020	—	—		—	n/a
(a)	The grant date is the date of the Board meeting awarding the share subscription or purchase options.
(b)	Out of the options canceled in 2018 and 2019, (i) 79,139 options that were not exercised expired on September 14, 2018 due to expiry of 2010 Plan and (ii) 1,000 options that were not exercised expired on September 14, 2019 due to expiry of 2011 Plan.

Options granted as part of 2010 and 2011 Plans were exercisable, subject to a presence condition, after a 2-year period from the date of the Board meeting awarding the options and have expired eight years after this date. The underlying shares were not transferable during four years from the date of grant. The transfer restriction period did not apply to employees of non-French subsidiaries as of the date of the grant, who may have transferred the underlying shares after a 2-year period from the date of the grant.

The Combined General Meeting of May 29, 2020 authorised the Board of Directors, for a period of thirty-eight months to grant share subscription or purchase options. Since the 2011 Plan, the Board of Directors has not decided any new grant of TOTAL share subscription or purchase option plan. All the option plans have expired.

B.  TOTAL performance share plans

	2015	2016	2017	2018	2019	2020		Total
Date of the shareholders’ meeting	5/16/2014	5/24/2016	5/24/2016	5/24/2016	6/1/2018	1/6/2018
Award date	7/28/2015	7/27/2016	7/26/2017	3/14/2018	3/13/2019	3/18/2020
Date of the final award (end of the vesting period)	7/29/2018	7/28/2019	7/27/2020	3/15/2021	3/14/2022	3/20/2023
Transfer authorized as from	7/29/2020	7/29/2021	7/28/2022	3/16/2023	3/15/2024	3/21/2025
Grant date IFRS 2 fair value	35.90	€35.37	€35.57	€36.22	€40.11	€12.40	€
Number of performance shares
Outstanding as of January 1, 2018	4,697,305	5,607,100	5,679,039	—	—	—		15,983,444
Notified	—	—	—	6,083,145	—	—		6,083,145
Cancelled	(621,568)	(61,840)	(26,640)	(12,350)	—	—		(722,398)
Finally granted	(4,075,737)	(2,040)	(1,480)	—	—	—		(4,079,257)
Outstanding as of January 1, 2019	—	5,543,220	5,650,919	6,070,795	—	—		17,264,934
Notified	—	-	—	—	6,447,069	—		6,447,069
Cancelled	—	(1,267,392)	(41,220)	(41,260)	(39,246)	—		(1,389,118)
Finally granted	—	(4,275,828)	(1,840)	(1,100)	(180)	—		(4,278,948)
Outstanding as of January 1, 2020	—	—	5,607,859	6,028,435	6,407,643	—		18,043,937
Notified	—	—	—	—	—	6,727,352		6,727,352
Cancelled	—	—	(1,313,687)	(55,830)	(44,289)	(18,691)		(1,432,497)
Finally granted	—	—	(4,294,172)	(10,740)	(10,890)	(1,773)		(4,317,575)
OUTSTANDING AS OF DECEMBER 31, 2020	—	—	—	5,961,865	6,352,464	6,706,888		19,021,217

The performance shares, which are bought back by the TOTAL SE on the market, are finally granted to their beneficiaries after a 3-year vesting period, from the date of the grant. The final grant is subject to a continued employment condition as well as:

-two performance conditions for the 2015 to 2018 Plans,

-three performance conditions for the 2019 Plan, and

-four performance conditions for the 2020 Plan.

Moreover, the transfer of the performance shares finally granted will not be permitted until the end of a 2-year holding period from the date of the final grant.

2020 Plan

On March 18, 2020, the Board of Directors granted performance shares to certain employees and executive directors of the Company or Group companies, subject to the fulfilment of the continued employment condition and four performance conditions.

The presence condition applies to all shares.

The performance conditions apply differently depending of the capacity of the beneficiaries. If all shares granted to senior executives are subject to performance conditions, the grant of the first 150 shares to non-senior executive are not subject to the performance condition abovementioned, which will, nonetheless, apply to any shares granted above this threshold.

The definitive number of granted shares will be based on the TSR (Total Shareholder Return), the annual variation of the net cash flow by share in dollars, the pre-dividend organic cash breakeven, as well as the change in the greenhouse gas emissions (GHG) on operated oil & gas facilities, for fiscal years 2020, 2021 and 2022, applied as follows:

-	for 1/4 of the shares, the Company will be ranked against its peers (ExxonMobil, Royal Dutch Shell, BP and Chevron) each year during the three vesting years (2020, 2021 and 2022) based on the TSR criterion of the last quarter of the year in question, the dividend being considered reinvested based on the closing price on the ex-dividend date.
-	for 1/4 of the shares, the Company will be ranked each year against its peers (ExxonMobil, Royal Dutch Shell, BP and Chevron) during the three vesting years (2020, 2021 and 2022) using the annual variation in net cash flow per share criterion expressed in dollar.

Based on the ranking, a grant rate will be determined for each year for these two first criteria:

Ranking	Grant rate
1st place	180%
2nd place	130%
3rd place	80%
4th and 5th places	0%

-	for 1/4 of the shares, the pre-dividend organic cash breakeven criterion will be assessed during the three vesting years (2020, 2021 and 2022) as follows. The pre-dividend organic cash breakeven is defined as the Brent price for which the operating cash flow before working capital changes covers the organic investments. The ability of the Group to resist to the variations of the Brent barrel price is measured by this parameter.
-	the maximum grant rate will be reached if the breakeven is less than or equal to $30/b,
-	the grant rate will be zero if the breakeven is greater than or equal to $40/b,
-	the interpolations will be linear between these two points of reference.
-	for 1/4 of the shares, the change in the GHG on operated oil & gas facilities will be assessed each year as regard to the achievement of the target to reduce the GHG emissions (Scope 1 and Scope 2) set for fiscal years 2020, 2021 and 2022 and corresponding to 43 Mt CO2e for 2020, 42.4 Mt CO2e for 2021 and 41.8 Mt CO2e for 2022.
-	the maximum grant rate will be reached if the GHG emissions (Scope 1 and Scope 2) on operated oil & gas facilities target has been achieved,
-	the grant rate will be zero if the GHG emissions of the year considered are 1 Mt CO2e above the set target,
-	the interpolations will be linear between these points of reference.

A grant rate will be determined for each year.

For each of the four criteria, the average of the three grant rates obtained (for each of the three fiscal years for which the performance conditions are assessed) will be rounded to the nearest 0.1 whole percent (0.05% being rounded to 0.1%) and capped at 100%.

Each criterion will have a weight of 1/4 in the definitive grant rate. The definitive grant rate will also be rounded to the nearest 0.1 whole percent (0.05% being rounded to 0.1%). The number of shares definitively granted, after confirmation of the performance conditions, will be rounded up to the nearest whole number of shares in case of a fractional share.

C.  SunPower Plans

During fiscal year 2020, SunPower had one stock incentive plan: the SunPower Corporation 2015 Omnibus Incentive Plan ("2015 Plan"). The 2015 Plan was adopted by SunPower’s Board of Directors in February 2015 and approved by shareholders in June 2015.The 2015 Plan allows for the grant of options, as well as grant of stock appreciation rights, restricted stock grants, restricted stock units and other equity rights. The 2015 Plan also allows for tax withholding obligations related to stock option exercises or restricted stock awards to be satisfied through the retention of shares otherwise released upon vesting.

The 2015 Plan includes an automatic annual increase mechanism equal to the lower of three percent of the outstanding shares of all classes of SunPower’s common stock measured on the last day of the immediately preceding fiscal year, 6 million shares, or such other number of shares as determined by SunPower’s Board of Directors. In fiscal year 2015, SunPower’s Board of Directors voted to reduce the stock incentive plan’s automatic increase from 3% to 2% for 2016. As of December 31, 2020, approximately 18.0 million shares were available for grant under the 2015 Plan.

Incentive stock options, nonstatutory stock options, and stock appreciation rights may be granted at no less than the fair value of the common stock on the date of grant. The options and rights become exercisable when and as determined by SunPower’s Board of Directors, although these terms generally do not exceed ten years for stock options. SunPower has not granted stock options since fiscal year 2008. All previously granted stock options have been exercised or expired and accordingly no options remain outstanding. Under the 2015 Plan, the restricted stock grants and restricted stock units typically vest in equal installments annually over three or four years.

The majority of shares issued are net of the minimum statutory withholding requirements that SunPower pays on behalf of its employees. During fiscal years 2020, 2019, and 2018, SunPower withheld 1.3 million, 0.8 million, and 0.7 million shares, respectively, to satisfy the employees' tax obligations. SunPower pays such withholding requirements in cash to the appropriate taxing authorities. Shares withheld are treated as common stock repurchases for accounting and disclosure purposes and reduce the number of shares outstanding upon vesting.

There were no options outstanding and exercisable as of December 31, 2020. The intrinsic value of the options exercised in fiscal years 2020, 2019, and 2018, were zero. There were no stock options granted in fiscal years 2020, 2019, and 2018.

The following table summarizes SunPower’s restricted stock activities:

	Restricted Stock Awards and Units
		Weighted-Average Grant Date
		Fair Value Per Share
	Shares (in thousands)	(in dollars) (a)
Outstanding as of January 1st, 2018	7,293	11.83
Granted	4,449	7.77
Vested (b)	(2,266)	14.45
Forfeited	(1,816)	10.10
Outstanding as of January 1st, 2019	7,660	9.11
Granted	5,430	6.82
Vested (b)	(2,460)	9.65
Forfeited	(1,304)	8.28
Outstanding as of January 1st, 2020	9,326	7.75
Granted	12,797	11.10
Vested (b)	(3,596)	9.88
Forfeited	(11,360)	7.07
OUTSTANDING AS OF DECEMBER 31, 2020	7,167	13.75
(a)	SunPower estimates the fair value of the restricted stock unit awards as the stock price on the grant date.
(b)	Restricted stock awards and units vested include shares withheld on behalf of employees to satisfy the minimum statutory tax withholding requirements.

D.  Share-based payment expense

Share-based payment expense before tax was broken down as follows:

As of December 31,
(M$)	2020	2019	2018
Total restricted shares plans	176	180	264
SunPower plans	26	26	21
Capital increase reserved for employees	12	27	30
TOTAL	214	233	315

The main assumptions used for the valuation of the cost of the capital increase reserved for employees in 2020 were the following:

For the year ended December 31,	2020
Date of the Board of Directors meeting that decided the issue	September 18, 2019
Reference price (€) (a)	32.75
Subscription price (€) (b)	26.20
Number of shares issued (in millions) (c)	13.16
Risk free interest rate over five years (%)	(0.392)
Employees loan financing rate (%) (d)	4.73
Non transferability cost (% of the reference's share price)	19.27
(a)	Average of the closing prices of the TOTAL shares over the twenty trading sessions preceding April 29th, 2020, the date of the Chairman and CEO’s decision setting the subscription price and opening date of the subscription period.
(b)	Reference price, reduced by a 20% discount and rounded off to the highest tenth of a euro.
(c)	Including the free shares issued.
(d)	Average of 5 year consumer’s credit rates..